   As filed with the Securities and Exchange Commission on February 15, 2000

                                                      Registration No. 333-86607
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       to
                                    FORM S-1
                             REGISTRATION STATEMENT
                                     Under
                           The Securities Act of 1933

                                ----------------

                            PAC-WEST TELECOMM, INC.
             (Exact name of Registrant as specified in its charter)

        California                   4832                    68-0383568
     (State or other          (Primary Standard           (I.R.S. Employer
       jurisdiction       Industrial Classification     Identification No.)
    ofincorporation or           Code Number)
      organization)

                    4210 Coronado Avenue, Stockton, CA 95204
                           Telephone: (209) 926-3300
              (Address, including zip code, and telephone number,
            including area code, of Registrant's principal offices)

                                ----------------

                               Richard E. Bryson
                            Chief Financial Officer
                            Pac-West Telecomm, Inc.
                             4210 Coronado Avenue,
                               Stockton, CA 95204
                           Telephone: (209) 926-3300
  (Address, including zip code, and telephone number, including area code, of
                        Registrant's principal offices)

                                   Copies to:
       Jeffrey S. O'Connor, Esq.              Christopher D. Lueking, Esq.
            Kirkland & Ellis                        Latham & Watkins
        200 East Randolph Drive,                Sears Tower, Suite 5800
           Chicago, IL 60601                       Chicago, IL 60606
       Telephone: (312) 861-2000               Telephone: (312) 876-7700
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   This post-effective amendment No. 1 to the registration statement is being filed to deregister 275,835 shares of our common stock. The shares, which were offered in connection with the directed share subscription program, were not sold as of the conclusion of the offering. The terms of the directed share subscription program are described in the prospectus filed as part of the registration statement.

                                  SIGNATURES

   In accordance with the requirements of the Securities Act of 1933, Pac-West Telecomm, Inc. has duly caused this post-effective amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, who is duly authorized to do so, in the City of Stockton, California, as of February 15, 2000.

                                          PAC-WEST TELECOMM, INC.

                                                 /s/ Richard E. Bryson
                                          By: _________________________________
                                                     Richard E. Bryson
                                                  Chief Financial Officer

   In accordance with the requirements of the Securities Act of 1933, this post-effective amendment No. 1 to the registration statement and power of attorney have been signed by the following persons in the capacities indicated as of February 15, 2000.

                 Signature                                     Title
                 ---------                                     -----


           *Wallace W. Griffin              President, Chief Executive Officer and
___________________________________________   Director
            Wallace W. Griffin                (Principal Executive Officer)

          /s/ Richard E. Bryson             Chief Financial Officer (Principal
___________________________________________   Financial Officer)
             Richard E. Bryson

             *Dennis V. Meyer               Vice President--Finance and Treasurer
___________________________________________   (Principal Accounting Officer)
              Dennis V. Meyer

            *Jerry L. Johnson               Chairman of the Board of Directors
___________________________________________
             Jerry L. Johnson

             *John K. La Rue                Director and Executive Vice President--
___________________________________________   Technology and Network Operations
              John K. La Rue
            *David G. Chandler              Director
___________________________________________
             David G. Chandler

             *Mark J. DeNino                Director
___________________________________________
              Mark J. DeNino

             *Mark S. Fowler                Director
___________________________________________
              Mark S. Fowler

             *Samuel A. Plum                Director
___________________________________________
              Samuel A. Plum

          *Dr. Jagdish N. Sheth             Director
___________________________________________
           Dr. Jagdish N. Sheth

            *Bruce A. Westphal              Director
___________________________________________
             Bruce A. Westphal


   /s/ Richard E. Bryson
*By: ________________________________
       Richard E. Bryson
        Attorney-in-fact

                                     II-1